UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2013 (March 29, 2013)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2013, Chesapeake Energy Corporation (the “Company”) announced that Steven C. Dixon was named Acting Chief Executive Officer of the Company in addition to his continuing service as Executive Vice President – Operations and Geosciences and Chief Operating Officer (“Chief Operating Officer”).  Mr. Dixon’s appointment as Acting Chief Executive Officer was effective April 1, 2013, following Aubrey K. McClendon’s retirement from his position as President, Chief Executive Officer and a director of the Company, as previously agreed with the Board of Directors.  In connection with Mr. Dixon’s service as Acting Chief Executive Officer, his base salary was increased from $860,000 to $975,000 and his Annual Incentive Plan target opportunity was increased from 125% to 150% of base salary.  In each case, payments will be allocated between the prior and increased levels based on the duration of Mr. Dixon’s service as Acting Chief Executive Officer. Biographical information for Mr. Dixon, including age, term of office with the Company and experience, is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission on March 1, 2013, and is incorporated by reference.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On March 29, 2013, the Company issued a press release announcing the creation of the Office of the Chairman.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On April 3, 2013, the Company issued a press release announcing the date that it will issue its 2013 first quarter operational update and financial results.  The press release also provided information for accessing the related conference call.  A copy of this press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Section 8 – Other Events

Item 8.01 Other Events.

Office of the Chairman

On March 29, 2013, the Company announced that the Board of Directors created an Office of the Chairman while continuing its previously announced CEO search process.  The members of the Office of the Chairman are:
  Archie W. Dunham, Non-Executive Chairman of the Board;
  Steven C. Dixon, Acting Chief Executive Officer and Chief Operating Officer; and
  Domenic J. Dell'Osso, Jr., Executive Vice President and Chief Financial Officer.
    As part of the Company’s previously announced succession plan, the members of the Office of the Chairman have been working closely to transition oversight of strategic, operational, and financial matters as well as certain day-to-day management responsibilities from Mr. McClendon.

Early Tender Results and Senior Notes Offering

On April 1, 2013, the Company issued a press release announcing the early tender results for its previously announced cash tender offers (each a “Tender Offer”) for any and all of its 7.625% Senior Notes due 2013 (the “2013 Notes”) and its 6.875% Senior Notes due 2018 (the “2018 Notes” and, together with the 2013 Notes, the “Notes”).  The Company also announced that it completed an offering of $2.3 billion of its senior notes, which was a condition to its obligation to accept for purchase and to pay for any Notes in a Tender Offer.  A copy of this press release is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  See "Exhibit Index" attached to this Current Report on Form 8-K, which is incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ JENNIFER M. GRIGSBY
Jennifer M. Grigsby Senior Vice President, Treasurer and Corporate Secretary

Date:                      April 4, 2013

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Chesapeake Energy Corporation press release dated March 29, 2013

99.2	Chesapeake Energy Corporation press release dated April 3, 2013

99.3	Chesapeake Energy Corporation press release dated April 1, 2013